                                                                 EXHIBIT e(1)(d)


                                 AMENDMENT NO. 3
                       TO THE SECOND AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

 (CLASS A SHARES, CLASS C SHARES, CLASS R SHARES AND INSTITUTIONAL CLASS SHARES)


         The Second Amended and Restated Master Distribution Agreement (the "Agreement"), dated July 1, 2000, by and between AIM International Funds, Inc., a Maryland corporation, and A I M Distributors, Inc., a Delaware corporation, is hereby amended as follows:

         Appendix A to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           SECOND AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          AIM INTERNATIONAL FUNDS, INC.

CLASS A SHARES

AIM Asia Pacific Growth Fund
AIM European Growth Fund
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Global Income Fund
AIM International Growth Fund

CLASS C SHARES

AIM Asia Pacific Growth Fund
AIM European Growth Fund
AIM Global Aggressive Growth Fund
AIM Global Growth Fund
AIM Global Income Fund
AIM International Growth Fund

CLASS R SHARES

AIM European Growth Fund
AIM International Growth Fund

INSTITUTIONAL CLASS SHARES

AIM International Growth Fund"


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         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: July 1, 2002

                                    AIM INTERNATIONAL FUNDS, INC.


Attest: /s/ P. MICHELLE GRACE        By: /s/ ROBERT H. GRAHAM
        ------------------------        ---------------------------------------
        Assistant Secretary             Robert H. Graham
                                        President



                                    A I M DISTRIBUTORS, INC.


Attest: /s/ P. MICHELLE GRACE        By: /s/ MICHAEL J. CEMO
        ------------------------        ---------------------------------------
        Assistant Secretary             Michael J. Cemo
                                        President



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